Exhibit 10.1

WAIVER AND CONSENT TO CREDIT AGREEMENT

This WAIVER AND CONSENT TO CREDIT AGREEMENT (this “Waiver”) is entered into as of December 13, 2016, among Dynegy Inc., a Delaware corporation (the “Borrower”), the subsidiaries of the Borrower party hereto and the Lenders party hereto.  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”) and Credit Suisse AG, Cayman Islands Branch, as administrative agent (in such capacity, the “Administrative Agent”), are parties to that certain Credit Agreement, dated as of April 23, 2013 (as amended, restated, amended and restated, supplemented, waived, or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to Section 5.02(f) of the Credit Agreement, subject to exceptions set forth therein, within five Business Days after each date on or after the Closing Date upon which the Borrower or any of its Restricted Subsidiaries receives any cash proceeds from any Asset Sale, an amount equal to 100% of the Net Sale Proceeds, other than Excluded Proceeds, therefrom (any such Net Sale Proceeds, the “Asset Sale Proceeds Sweep Amount”) are required to be applied on such fifth Business Day as a mandatory repayment of Term Loans in accordance with the requirements of Sections 5.02(i) and (j) (the “Asset Sale Sweep Requirement”);

WHEREAS, pursuant to Section 5.02(g) of the Credit Agreement, subject to exceptions set forth therein, within five Business Days after each date on or after the Closing Date upon which the Borrower or any of its Restricted Subsidiaries receives any cash proceeds from any Recovery Event (other than Recovery Events where the Net Recovery Event Proceeds therefrom do not exceed $20,000,000), an amount equal to 100% of the Net Recovery Event Proceeds from such Recovery Event (any such Net Recovery Event Proceeds, the “Recovery Event Proceeds Sweep Amount” and, together with any Asset Sale Proceeds Sweep Amount, the “Sweep Amounts”) are required to be applied on such fifth Business Day as a mandatory repayment of Term Loans in accordance with the requirements of Sections 5.02(i) and (j) (the “Recovery Event Sweep Requirement” and, together with the Asset Sale Sweep Requirement, the “Sweep Requirements”);

WHEREAS, the Borrower hereby requests the Lenders to waive the Sweep Requirements in connection with any Sweep Amounts received by the Borrower or any of its Restricted Subsidiaries on or after the Waiver Effective Date and on or prior to the date that is 545 days after the Waiver Effective Date (the “Subject Sweep Amounts”) to the extent such Subject Sweep Amounts are applied to repay or prepay Revolving Loans (without the Lenders requiring any corresponding reduction of Revolving Loan Commitments or Total Revolving Loan Commitment) and/or other Indebtedness of the Borrower or its Restricted Subsidiaries that is secured by the Collateral on a pari passu basis with the Obligations (and, to the extent such other Indebtedness is revolving Indebtedness, without the Lenders requiring any corresponding reduction in commitments); and

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NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Waiver and Consent.  The Lenders party hereto hereby waive the Sweep Requirements in connection with any Subject Sweep Amounts to the extent such Subject Sweep Amounts are applied to repay or prepay Revolving Loans (without the Lenders requiring corresponding reduction of Revolving Loan Commitments or Total Revolving Loan Commitment) and/or other Indebtedness of the Borrower or its Restricted Subsidiaries that is secured by the Collateral on a pari passu basis with the Obligations (and, to the extent such other Indebtedness is revolving Indebtedness, without the Lenders requiring any corresponding reduction in commitments).

SECTION 2.  Reference To And Effect Upon The Credit Agreement.  (a)  From and after the Waiver Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Credit Document, shall mean the Credit Agreement as modified hereby, and (ii) this Waiver shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents.

(b) This Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

SECTION 3.  Effectiveness.  This Waiver shall become effective at such time (the “Waiver Effective Date”) when this Waiver shall have been duly executed and delivered by the Borrower, the Subsidiaries of the Borrower that are Credit Parties on the Waiver Effective Date and Lenders constituting the Required Lenders.

SECTION 4.  Counterparts, Etc.  This Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.  Any party hereto may execute and deliver a counterpart of this Waiver by delivering by facsimile or other electronic transmission a signature page of this Waiver signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature.  Section headings in this Waiver are included herein for convenience of reference only and shall not constitute part of this Waiver for any other purpose.

SECTION 5.  Governing Law; WAIVER OF JURY TRIAL.  This Waiver and the rights and obligations of the parties under this Waiver shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.  EACH OF THE PARTIES HERETO IRREVOCABLY AGREES TO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATED TO OR ARISING OUT OF THIS WAIVER.

SECTION 6.  Jurisdiction.  Each of the parties hereto irrevocably and unconditionally (a) submits to the exclusive jurisdiction of any state or federal court sitting in the

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Borough of Manhattan in the City of New York (or any appellate court therefrom) over any suit, action or proceeding arising out of or relating to this Waiver, the transactions contemplated hereby or the performance of services hereunder and agrees that all claims in respect of any such suit, action or proceeding shall be heard and determined in such New York state, or to the extent permitted thereby, such federal court sitting in the Borough of Manhattan in the City of New York (or any appellate court therefrom) and (b) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit or the judgment or in any other matter provided by law.  You and we agree that service of any process, summons, notice or document by registered mail addressed to such person shall be effective service of process against such person for any suit, action or proceeding brought in any such court.  Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.

[Signature Pages to follow]

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IN WITNESS WHEREOF, this Waiver has been executed by the parties hereto as of the date first written above.

DYNEGY INC.

By:	/s/ Clint C. Freeland
Name: Clint C. Freeland
Title: Executive Vice President and Chief Financial Officer

BLACK MOUNTAIN COGEN, INC.
BLUE RIDGE GENERATION LLC
CASCO BAY ENERGY COMPANY, LLC
DIGHTON POWER, LLC
DYNEGY ADMINISTRATIVE SERVICES COMPANY
DYNEGY COAL GENERATION, LLC
DYNEGY COAL HOLDCO, LLC
DYNEGY COAL INVESTMENTS HOLDINGS, LLC
DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.
DYNEGY COMMERCIAL ASSET MANAGEMENT, LLC
DYNEGY CONESVILLE, LLC
DYNEGY DICKS CREEK, LLC
DYNEGY ENERGY SERVICES (EAST), LLC
DYNEGY ENERGY SERVICES, LLC
DYNEGY EQUIPMENT, LLC
DYNEGY FAYETTE II, LLC
DYNEGY GAS GENERATION, LLC
DYNEGY GAS HOLDCO, LLC
DYNEGY GAS IMPORTS, LLC
DYNEGY GAS INVESTMENTS HOLDINGS, LLC
DYNEGY GAS INVESTMENTS, LLC
DYNEGY GASCO HOLDINGS, LLC
DYNEGY GENERATION HOLDCO, LLC
DYNEGY GLOBAL LIQUIDS, INC.
DYNEGY HANGING ROCK II, LLC
DYNEGY KENDALL ENERGY, LLC
DYNEGY KILLEN, LLC
DYNEGY LEE II, LLC
DYNEGY MARKETING AND TRADE, LLC
DYNEGY MIAMI FORT, LLC
DYNEGY MIDWEST GENERATION, LLC
DYNEGY MORRO BAY, LLC
DYNEGY MOSS LANDING, LLC
DYNEGY OAKLAND, LLC
DYNEGY OPERATING COMPANY
DYNEGY POWER GENERATION INC.

Signature Page to Waiver to Dynegy Credit Agreement

DYNEGY POWER MARKETING, LLC
DYNEGY POWER, LLC
DYNEGY RESOURCE HOLDINGS, LLC
DYNEGY RESOURCE I, LLC
DYNEGY RESOURCE II, LLC
DYNEGY RESOURCE III, LLC
DYNEGY RESOURCES GENERATING HOLDCO, LLC
DYNEGY RESOURCES HOLDCO I, LLC
DYNEGY RESOURCES HOLDCO II, LLC
DYNEGY RESOURCES MANAGEMENT, LLC
DYNEGY SOUTH BAY, LLC
DYNEGY STUART, LLC
DYNEGY WASHINGTON II, LLC
DYNEGY ZIMMER, LLC
ELWOOD ENERGY HOLDINGS II, LLC
ELWOOD ENERGY HOLDINGS, LLC
ELWOOD EXPANSION HOLDINGS, LLC
EQUIPOWER RESOURCES CORP.
HAVANA DOCK ENTERPRISES, LLC
ILLINOVA CORPORATION
KINCAID ENERGY SERVICES COMPANY, LLC
KINCAID GENERATION, L.L.C.
KINCAID HOLDINGS, LLC
LAKE ROAD GENERATING COMPANY, LLC
LIBERTY ELECTRIC POWER, LLC
MASSPOWER HOLDCO, LLC
MASSPOWER PARTNERS I, LLC
MASSPOWER PARTNERS II, LLC
MILFORD POWER COMPANY, LLC
ONTELAUNEE POWER OPERATING COMPANY, LLC
RICHLAND GENERATION EXPANSION, LLC
RICHLAND-STRYKER GENERATION LLC
RSG POWER, LLC
SITHE / INDEPENDENCE LLC
SITHE ENERGIES, INC.
TOMCAT POWER, LLC

By:	/s/ Clint C. Freeland
Name: Clint C. Freeland
Title: Executive Vice President and Chief Financial Officer

Signature Page to Waiver to Dynegy Credit Agreement

MASSPOWER, a Massachusetts general partnership

By:	/s/ Clint C. Freeland
Name: Clint C. Freeland
Title: Executive Vice President and Chief Financial Officer

Signature Page to Waiver to Dynegy Credit Agreement

MASSPOWER, a Massachusetts general partnership
By: Masspower Partner II, LLC, its Managing Partner

By:	/s/ Clint C. Freeland
Name: Clint C. Freeland
Title: Executive Vice President and Chief Financial Officer

Signature Page to Waiver to Dynegy Credit Agreement

MUFG UNION BANK, N.A.,
as Lender

By:	/s/ Chi-Cheng Chen
	Name:	Chi-Cheng Chen
	Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Lender

By:	/s/ Chi-Cheng Chen
	Name:	Chi-Cheng Chen
	Title:	Director

ROYAL BANK OF CANADA,
as Lender

By:	/s/ Frank Lambrinos
	Name:	Frank Lambrinos
	Title:	Authorized Signatory

GOLDMAN SACHS BANK USA,
as Lender

By:	/s/ Ushma Dedhiya
	Name:	Ushma Dedhiya
	Title:	Authorized Signatory

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as Lender

By:	/s/ Dixon Schultz
	Name:	Dixon Schultz
	Title:	Managing Director

By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

Signature Page to Waiver to Dynegy Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Juan Javellana
	Name:	Juan Javellana
	Title:	Executive Director

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ James B. Meanor II
	Name:	James B. Meanor II
	Title:	Managing Director

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as Lender

By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Authorized Signatory

If a second signature necessary:

By:	/s/ Karim Rahimtoola
	Name:	Karim Rahimtoola
	Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC.,
as Lender

By:	/s/ Pat Layton
	Name:	Pat Layton
	Title:	Vice President

MORGAN STANLEY BANK N.A.,
as Lender

By:	/s/ Pat Layton
	Name:	Pat Layton
	Title:	Authorized Signatory

Signature Page to Waiver to Dynegy Credit Agreement

SUNTRUST BANK,
as Lender

By:	/s/ Nina Johnson
	Name:	Nina Johnson
	Title:	Director

BARCLAYS BANK PLC,
as Lender

By:	/s/ Christopher Aitkin
	Name:	Christopher Aitkin
	Title:	Assistant Vice President

UBS AG, STAMFORD BRANCH,
as Lender

By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as Lender

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

By:	/s/ Marcus Tarkington
	Name:	Marcus Tarkington
	Title:	Director

HASTINGS MUTUAL INSURANCE COMPANY,
as Lender

By:	/s/ Kathleen News
	Name:	Kathleen News
	Title:	Sr. Portfolio Manager

Signature Page to Waiver to Dynegy Credit Agreement

MACKENZIE UNCONSTRAINED BOND ETF
MACKENZIE FLOATING RATE INCOME ETF, as Lender

By:	/s/ Movin Mokbel
	Name:	Movin Mokbel
	Title:	VP, Investments

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP, Investments

NEW YORK LIFE INSURANCE COMPANY, as Lender

By:	/s/ Peter Ra
	Name:	Peter Ra
	Title:	Senior Director

NEW YORK LIFE INSURANCE and ANNUITY CORPORATION
By:	NYL Investors LLC, its Investment Manager, as Lender

By:	/s/ Peter Ra
	Name:	Peter Ra
	Title:	Senior Director

MAINSTAY FLOATING RATE FUND, A SERIES OF MAINSTAY FUNDS TRUST
By:	NYL Investors LLC, its Subadvisor, as Lender

By:	/s/ Peter Ra
	Name:	Peter Ra
	Title:	Senior Director

Signature Page to Waiver to Dynegy Credit Agreement

MAINSTAY VP FLOATING RATE PORTFOLIO, A SERIES OF MAINSTAY VP FUNDS TRUST
By:	NYL Investors LLC, its Subadvisor, as Lender

By:	/s/ Peter Ra
	Name:	Peter Ra
	Title:	Senior Director

FLATIRON CLO 2007-1 LTD.
By:	New York Life Investment Management LLC, as
Collateral Manager and Attorney-In-Fact, as Lender

By:	/s/ Peter Ra
	Name:	Peter Ra
	Title:	Senior Director

FLATIRON CLO 2011-1 LTD.
By:	New York Life Investment Management LLC, as
Collateral Manager and Attorney-In-Fact, as Lender

By:	/s/ Peter Ra
	Name:	Peter Ra
	Title:	Senior Director

FLATIRON CLO 2012-1 LTD.
By:	New York Life Investment Management LLC, as
Collateral Manager and Attorney-In-Fact, as Lender

By:	/s/ Peter Ra
	Name:	Peter Ra
	Title:	Senior Director

Signature Page to Waiver to Dynegy Credit Agreement

FLATIRON CLO 2013-1 LTD.
By:	New York Life Investment Management LLC, as
Collateral Manager and Attorney-In-Fact, as Lender

By:	/s/ Peter Ra
	Name:	Peter Ra
	Title:	Senior Director

FLATIRON CLO 2014-1 LTD.
By:	NYL Investors LLC,
as Collateral Manager and Attorney-In-Fact, as Lender

By:	/s/ Peter Ra
	Name:	Peter Ra
	Title:	Senior Director

FLATIRON CLO 2015-1 LTD.
By:	NYL Investors LLC,
as Collateral Manager and Attorney-In-Fact, as Lender

By:	/s/ Peter Ra
	Name:	Peter Ra
	Title:	Senior Director

TCI-FLATIRON CLO 2016-1 LTD.
By:	TCI Capital Management LLC,
Its Collateral Manager

By:	NYL Investors LLC,
Its Attorney-In-Fact, as Lender

By:	/s/ Peter Ra
	Name:	Peter Ra
	Title:	Senior Director

Signature Page to Waiver to Dynegy Credit Agreement

Blue Cross of Idaho Health Service, Inc.
By: Seix Investment Advisors LLC, as Investment Manager

City National Rochdale Fixed Income Opportunities Fund
By: Seix Investment Advisors LLC, as Subadviser

Mountain View CLO 2013-1 Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO 2014-1 Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO IX Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View X Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

RidgeWorth Funds — Seix Floating Rate High Income Fund
By: Seix Investment Advisors LLC, as Subadviser

Seix Multi-Sector Absolute Return Fund L.P.
By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By: Seix Investment Advisors LLC, its sole member. as Lenders

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

Signature Page to Waiver to Dynegy Credit Agreement

SURETEC INSURANCE COMPANY,
as Lender

By:	/s/ Kathleen News
	Name:	Kathleen News
	Title:	Sr. Portfolio Manager

UNITED OHIO INSURANCE COMPANY,
as Lender

By:	/s/ Kathleen News
	Name:	Kathleen News
	Title:	Sr. Portfolio Manager

BNP Paribas,
as Lender

By:	/s/ Mark Renaud
	Name:	Mark Renaud
	Title:	Managing Director

If a second signature necessary:

By:	/s/ Karima Omar
	Name:	Karima Omar
	Title:	Vice President

Signature Page to Waiver to Dynegy Credit Agreement

Ohio Police and Fire Pension Fund
as Lender
By:	PENN Capital Management Company, Inc., as its Investment Adviser

By:	/s/ Christopher Skorton
	Name:	Christopher Skorton
	Title:	Business Operations Associate

Penn Capital Senior Floating Rate Income Fund
as Lender
By:	PENN Capital Management Company, Inc., as its Investment Adviser

By:	/s/ Christopher Skorton
	Name:	Christopher Skorton
	Title:	Business Operations Associate

eSure - Insurance Limited
as Lender

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

Signature Page to Waiver to Dynegy Credit Agreement